UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 30, 2011

                        Commission File Number 000-27795


                             AvWorks Aviation Corp.
             (Exact name of registrant as specified in its charter)

                              Datamill Media Corp.
                                  (Former Name)

             Nevada                                              98-0427526
   (State or Other Jurisdiction                               (I.R.S Employer
of Incorporation or Organization)                         Identification Number)

                           4700 Hiatus Road, Suite 252
                             Sunrise, Florida 33351
                    (Address of principal executive offices)

                                 (954) 749-0484
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

NAME CHANGE

     Datamill Media Corp. ("Company") has changed its name to "AvWorks Aviation Corp." effective November 30, 2011, to reflect its new business focus.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                        Description
-----------                        -----------

  3(i) Certificate of Amendment to Articles of Incorporation to Change Name of Corporation to AvWorks Aviation Corp.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date: November 30, 2011                AvWorks Aviation Corp.


                                       By: /s/ Joel A. Young
                                           -------------------------------------
                                           Joel A. Young
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

  3(i) Certificate of Amendment to Articles of Incorporation to Change Name of Corporation to AvWorks Aviation Corp.